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EXHIBIT 32.1

                                  CERTIFICATION

I, Michael D. Dale, Chief Executive Officer of ATS Medical, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Quarterly Report of Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2005

      /s/ Michael D. Dale
      ----------------------------------

Name:  Michael D. Dale
Title: Chief Executive Officer

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